UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 13, 2005

CELERITEK, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	0-23576 (Commission File Number)	77-0057484 (IRS Employer Identification No.)

3236 Scott Boulevard
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)

(408) 986-5060
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 13, 2005, Celeritek, Inc. issued an earnings release announcing its financial results for its fourth fiscal quarter and its fiscal year ended March 31, 2005. A copy of the earnings release is attached as Exhibit 99.1.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit
No.	Description
99.1	Text of Earnings Release dated May 13, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELERITEK, INC.
By:	/s/ Margaret E. Smith
Margaret E. Smith
Vice President, Finance and Chief Financial Officer

Date: May 13, 2005

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EXHIBIT INDEX

Exhibit
No.	Description
99.1	Text of Earnings Release dated May 13, 2005*

* This exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

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